In re: The Financial Oversight and Management Board for Puerto Rico, as representative of The Commonwealth of Puerto Rico et al., Debtors/The Special Claims Committee of the Financial Oversight and Management Board for Puerto Rico, Acting by and Through its Members, and The Official Committee of Unsecured Creditors of the Commonwealth of Puerto Rico, as co-trustees respectively, of the Commonwealth of Puerto Rico, et al, v. Defendant 1B-100B, Case No. 17-BK-3283 is pending in the United States District Court for the District of Puerto Rico. As previously disclosed, the Ivy VIP High Income Fund was dismissed as a defendant in the case in June 2020.

Series name: Ivy VIP High Income

Series Identification number: S000006242